AXA Equitable Life Insurance Company

Supplement dated July 22, 2015 to the current prospectus for Momentum PlusSM

This Supplement modifies certain information in the above-referenced prospectus, supplements to the prospectus and statement of additional information (together, the “Prospectus”) offered by AXA Equitable Life Insurance Company (“AXA Equitable”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this Supplement is to provide you with certain changes to the Prospectus. Please note the following changes:

Revised Fee table

A.	In the section entitled “Portfolio operating expenses expressed as an annual percentage of daily net assets” under the heading “Fee Table,” the table is deleted in its entirety and replaced with the following:

Portfolio operating expenses expressed as an annual percentage of daily net assets

Total Annual Portfolio Operating Expenses for 2014 (expenses that are deducted from portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses)(6)	Lowest 0.62%	Highest 1.64%

B.	In the section entitled “Fee Table,” under footnote number 6, the third sentence is deleted in its entirety and replaced with the following:

The “Highest” represents the total annual operating expenses of the CharterSM Small Cap Value Portfolio.

C.	In the section entitled “Examples” under the heading “Fee Table,” the expense table is deleted in its entirety and replaced with the following:

	If you surrender your contract at the end of the applicable time period				If you do not surrender your contract at the end of the applicable time period
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
(a) assuming maximum fees and expenses of any of the Portfolios	$931	$1,610	$2,314	$3,470	$320	$977	$1,658	$3,470
(b) assuming minimum fees and expenses of any of the Portfolios	$830	$1,310	$1,818	$2,425	$213	$657	$1,127	$2,425

Momentum PlusSM is issued by and is a service mark of AXA Equitable.

Distributed by affiliate AXA Advisors, LLC, and for certain contracts co-distributed by affiliate AXA Distributors, LLC, 1290 Avenue of the Americas, New York, NY 10104.

Copyright 2015 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

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